FINANCING INCOME (EXPENSE), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Other Income and Expenses [Abstract]
Interest expense	$ (6,755)	$ (6,823)	$ (10,610)
Interest income	8,484	12,949	10,762
TSNP Notes amortization			(5,010)
Series G Debentures amortization, related rate differences and hedging results	(3,045)	(3,299)	(3,589)
Exchange rate differences	5,190	(968)	(1,064)
Bank fees and others	(1,004)	(1,847)	(3,673)
Financing	$ 2,870	$ 12	$ (13,184)